UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2018

Charah Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12601 Plantside Dr.

Louisville, KY 40299

(502) 245-1353

(Address, including zip code and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Master Reorganization Agreement

On June 13, 2018, Charah Solutions, Inc., a Delaware corporation (the “Company”), entered into a Master Reorganization Agreement (the “Master Reorganization Agreement”) with Charah Management LLC, a Delaware limited liability company (“Charah Management”), Allied Power Holdings, LLC (“Allied Power Holdings”), Charah Holdings LP, a Delaware limited partnership (“Charah Holdings”), CEP Holdings, Inc., a Kentucky corporation (“CEP Holdings”), Charah Management Holdings LLC, a Delaware limited liability company (“Charah Management Holdings”), Allied Management Holdings, LLC, a Delaware limited liability company (“Allied Management Holdings”), and each other signatory listed on the signature pages thereto.

Subject to the terms and conditions set forth in the Master Reorganization Agreement, in connection with the closing of the Company’s initial public offering (the “Offering”) of common stock, par value $0.01 per share (the “Common Stock”), (a) (i) Charah Holdings will contribute all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 17,514,745 shares of Common Stock, (ii) CEP Holdings will contribute all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 4,605,465 shares of Common Stock, (iii) Charah Management Holdings will contribute all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 907,113 shares of Common Stock and (iv) Allied Management Holdings will contribute all of its interests in Charah Management and Allied Power Holdings to the Company in exchange for 409,075 shares of Common Stock, (b) each of Charah Management Holdings and Allied Management Holdings will distribute the shares of Common Stock received by them pursuant to clause (a) to their respective members in accordance with the respective terms of their limited liability company agreements and (c) Charah Holdings will distribute a portion of the shares of Common Stock it received in clause (a) above to certain direct and indirect blocker entities which will ultimately merge into the Company, with the Company surviving, and the BCP Energy Services Fund, LP, a Delaware limited partnership owned by Bernhard Capital Partners Management, LP, a Delaware limited partnership (“BCP”) and certain related affiliates and BCP Energy Services Fund-A, LP, a Delaware limited partnership owned by BCP and certain related affiliates will receive 14,020,861 shares of our Common Stock as consideration in the mergers.

In addition, in exchange for the contribution of their profits interests in Charah Management Holdings and Allied Management Holdings, the Company will issue to certain of the current officers and employees who own equity interests in Charah Management and Allied Power Holdings, including through Charah Management Holdings and Allied Management Holdings (the “Management Members”) 1,215,956 shares of Common Stock at the closing of this offering, of which 911,963 will be subject to time-based vesting conditions, as well as performance vesting conditions that include metrics based off specified EBITDA targets and achievement of certain safety metrics (the “Management Reorganization Consideration”). In addition, the Company issued awards of Common Stock in an aggregate amount of 316,199 shares of Common Stock (of which 248,023 shares were restricted stock subject to vesting conditions) to certain of the Company’s non-executive employees.

The foregoing transactions were undertaken in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof. As a result of these transactions, Charah Management and Allied Power Holdings will become wholly owned subsidiaries of the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Master Reorganization Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Underwriting Agreement

On June 13, 2017, the Company and certain stockholders of the Company (the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein (the “Underwriters”), relating to the Offering.

The Underwriting Agreement provides for the offer and sale of an aggregate of 7,352,941 shares of Common Stock, including 5,294,117 shares of Common Stock to be issued and sold by the Company and an aggregate of 2,058,824 shares of Common Stock to be sold by the Selling Stockholders, each at a price to the public of $12.00 per share ($11.16 per share net of underwriting discounts and commissions).

Pursuant to the Underwriting Agreement the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to 1,102,941 additional shares of Common Stock to cover over-allotments. The material terms of the Offering are described in the prospectus, dated June 13, 2018 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 15, 2018, pursuant to Rule 424(b) under the Securities Act. The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333- 225051), initially filed by the Company on May 18, 2018 (as amended, the “Registration Statement”).

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of such liabilities.

The Offering is expected to close on June 18, 2018, subject to the satisfaction of customary closing conditions, and the Company expects to receive proceeds from the Offering of approximately $51.4 million (net of underwriting discounts and commissions and estimated offering expenses). As described in the Prospectus, the Company intends to use $40.0 million of the net proceeds of the Offering to repay a portion of the outstanding indebtedness under its term loan and the remaining net proceeds for general corporate purposes. The Company will not receive any proceeds from the sale of shares of Common Stock by the Selling Stockholders.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

In addition, in the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve the Company’s securities and instruments. The underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.

2018 Omnibus Incentive Plan

The description of the Charah Solutions, Inc. 2018 Omnibus Incentive Plan (the “Incentive Plan”) provided below under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 under “Master Reorganization Agreement” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 under “Master Reorganization Agreement” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On June 13, 2018, the Board of Directors of the Company (the “Board”) appointed Claire Babineaux-Fontenot, Jack A. Blossman, Jr., Brian Ferraioli, Robert Flexon and Stephen Tritch as members of the Board.

The Company does not currently provide any compensation to the members of the Board for their services as directors. Following the completion of this offering, the Company expects to provide its non-employee directors (other than directors who are employees of BCP) with an annual compensation package comprised of a cash component and, in order to align the interests of such non-employee directors with the Company’s stockholders, an equity-based award component. The Company also expects that all members of the Board will be reimbursed for certain reasonable expenses in connection with their services to the Company.

The Company’s audit committee will consist of Ms. Babineaux-Fontenot and Messrs. Brian Ferraioli and Robert Flexon, with Mr. Flexon serving as chairman. The compensation committee will consist of Messrs. Flexon, Ferraioli and Mark Spender. The nominating and corporate governance committee will consist of Ms. Babineaux-Fontenot Messrs. Blossman, Jr. and Spender.

In connection with the closing of the Offering, Ms. Babineaux-Fontenot and Messrs. Blossman, Ferraioli, Flexon and Tritch will each enter into Indemnification Agreements with the Company in substantially the form previously filed as Exhibit 10.2 to Amendment No. 1 to the Registration Statement, filed by the Company on May 30, 2018 (“Amendment No. 1 to the Registration Statement”).

Except as disclosed in the Registration Statement and the Prospectus, there are no arrangements or understandings between Ms. Babineaux-Fontenot and Messrs. Blossman, Ferraioli, Flexon and Tritch and any other person pursuant to which he or she was selected as a director. Ms. Babineaux-Fontenot and Messrs. Blossman, Ferraioli, Flexon and Tritch have no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Amendment to the Dorsey Ron McCall Employment Agreement

On June 5, 2018, Allied Power Management, LLC (“Allied Power”) and Mr. McCall entered into an amendment (the “Amendment”) to the the Amended and Restated Employment Agreement, dated July 12, 2017 (the “Employment Agreement”). Under the terms of the Amendment, Mr. McCall is given the title of Senior Vice President of the Company. The Amendment also provides that Mr. McCall will be entitled to receive an annual bonus based on the performance of the Company’s Nuclear Services offering.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

2018 Omnibus Incentive Plan

On June 13, 2018, the Board and sole stockholder of the Company adopted the Incentive Plan for the benefit of employees, directors and consultants of the Company and its affiliates. The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents, other stock-based awards, substitute awards, annual incentive awards and performance awards. Subject to adjustment in accordance with the terms of the Incentive Plan, 3,006,582 shares of Common Stock have been reserved for issuance pursuant to awards under the Incentive Plan. The Incentive Plan will be administered by the Board or an alternative committee appointed by the Board.

The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is incorporated in this Item 5.02 by reference.

Restricted Stock Awards

On June 13, 2018, the Board approved a restricted stock award agreement with respect to the common stock to be awarded to the Management Members as the Management Reorganization Consideration pursuant to the Master Reorganization Agreement, as discussed above (the “RSA”). 911,963 shares of restricted stock were awarded to the Management Members under the RSA. The shares of restricted stock awarded as the Master Reorganization Consideration under the RSA are subject to time vesting, as well as performance vesting conditions that include metrics based off specified EBITDA targets and achievement of certain safety metrics.

The foregoing description of the RSA is not complete and is qualified in its entirety by reference to the full text of the RSA which is attached as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein and is incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 13, 2018, by and among Charah Solutions, Inc. (the “Company”), certain stockholders of the Company, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated for themselves and as representatives of the other underwriters named in Schedule I thereto.

*2.1	Master Reorganization Agreement, dated June 13, 2018, by and among Charah Solutions, Inc. and the other parties named therein.

10.1	Amendment to Dorsey Ron McCall’s Employment Agreement, dated June 5, 2018.

10.2	Charah Solutions, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8 (File No. 333-225717), filed with the Commission on June 19, 2018).

10.3	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 (File No. 333-225717), filed with the Commission on June 19, 2018).

*	Schedules and similar attachments to the Master Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

By:	/s/ BRUCE KRAMER
Bruce Kramer
Chief Financial Officer, Treasurer and Secretary

Dated: June 19, 2018